MARILYNJEAN MEDIA INC.

(A Development Stage Company)

December 31, 2012

(Expressed in Canadian dollars)

Index

Report of Independent Registered Public Accounting Firm	F–1

Balance Sheets	F–2

Statements of Operations	F–3

Statements of Stockholders’ Equity (Deficit)	F–4

Statements of Cash Flows	F–5

Notes to Financial Statements	F–6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

MarilynJean Media Inc. (A development stage company)

We have audited the accompanying balance sheets of MarilynJean Media Inc. (a development stage company) as of December 31, 2012 and 2011, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the year ended December 31, 2012, period from September 1, 2011 (date of inception) to December 31, 2011, and accumulated from September 1, 2011 (date of inception) to December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the year ended December 31, 2012, period from September 1, 2011 (date of inception) to December 31, 2011, and accumulated from September 1, 2011 (date of inception) to December 31, 2012, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated significant revenues, has a working capital deficiency, and has incurred operating losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ SATURNA GROUP CHARTERED ACCOUNTANTS LLP

Saturna Group Chartered Accountants LLP

Vancouver, Canada

February 14, 2013

F-1

MARILYNJEAN MEDIA INC.

(A Development Stage Company)

Balance Sheets

(Expressed in Canadian dollars)

	December 31, 2012 $	December 31, 2011 $

ASSETS

Current Assets

Cash	17,641	48,907
Amounts receivable	10,866	–
Prepaid expenses	–	6,750

Total Current Assets	28,507	55,657

Restricted cash (Note 3)	5,000	–

Total Assets	33,507	55,657

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities

Accounts payable	2,424	–
Accrued liabilities	3,249	–
Loans payable (Note 4)	99,490	–

Total Current Liabilities	105,163	–

Loans payable (Note 4)	59,747	–

Total Liabilities	164,910	–

Stockholders’ Equity (Deficit)

Common stock (Note 6) Authorized: unlimited, no par value Issued and outstanding: 11,111 shares	75,100	75,100

Deficit	(206,503)	(19,443)

Total Stockholders’ Equity (Deficit)	(131,403)	55,657

Total Liabilities and Stockholders’ Equity (Deficit)	33,507	55,657

(The accompanying notes are an integral part of these financial statements)

F–2

MARILYNJEAN MEDIA INC.

(A Development Stage Company)

Statements of Operations

(Expressed in Canadian dollars)

	Year Ended December 31, 2012 $	Period from September 1, 2011 (date of inception) to December 31, 2011 $	Accumulated from September 1, 2011 (date of inception) to December 31, 2012 $

Revenue	4,517	117	4,634

Cost of goods sold	3,275	–	3,275

Gross Profit	1,242	117	1,359

Operating Expenses

Advertising and promotion	94,735	15,787	110,522
Automotive	5,368	–	5,368
Legal	346	–	346
Management fees (Note 5)	15,000	–	15,000
Office and general	17,294	229	17,523
Rent	5,600	–	5,600
Travel	4,814	–	4,814
Website development	41,896	3,544	45,440

Total Operating Expenses	185,053	19,560	204,613

Loss from Operations Before Other Expense	(183,811)	(19,443)	(203,254)

Other expense

Interest expense	(3,249)	–	(3,249)

Net Loss	(187,060)	(19,443)	(206,503)

Loss Per Share, Basic and Diluted	(16.84)	(1.91)

Weighted Average Shares Outstanding, Basic and Diluted	11,111	10,191

(The accompanying notes are an integral part of these financial statements)

F–3

MARILYNJEAN MEDIA INC.

(A Development Stage Company)

Statements of Stockholders’ Equity (Deficit)

(Expressed in Canadian dollars)

	Common Stock
	Shares	Amount	Deficit	Total
	#	$	$	$

Balance, September 1, 2011 (date of inception)	–	–	–	–

Issuance of shares at $0.01 per share	10,000	100	–	100

Issuance of shares at $67.507 per share	1,111	75,000	–	75,000

Net loss for the period	–	–	(19,443)	(19,443)

Balance, December 31, 2011	11,111	75,100	(19,443)	55,657

Net loss for the year	–	–	(187,060)	(187,060)

Balance, December 31, 2012	11,111	75,100	(206,503)	(131,403)

(The accompanying notes are an integral part of these financial statements)

F–4

MARILYNJEAN MEDIA INC.

(A Development Stage Company)

Statements of Cash Flows

(Expressed in Canadian dollars)

	Year Ended December 31, 2012 $	Period from September 1, 2011 (date of inception) to December 31, 2011 $	Accumulated from September 1, 2011 (date of inception) to December 31, 2012 $

Operating Activities

Net loss for the period	(187,060)	(19,443)	(206,503)

Adjustments to reconcile net loss to net cash used in operating activities:

Foreign exchange translation loss on debt	827	–	827

Changes in operating assets and liabilities:

Amounts receivable	(10,866)	–	(10,866)
Prepaid expenses	6,750	(6,750)	–
Accounts payable	2,424	–	2,424
Accrued liabilities	3,249	–	3,249

Net Cash Used in Operating Activities	(184,676)	(26,193)	(210,869)

Investing Activities

Restricted cash	(5,000)	–	(5,000)

Net Cash Provided by Investing Activities	(5,000)	–	(5,000)

Financing Activities

Proceeds from loans payable	158,410	–	158,410
Proceeds from issuance of common stock	–	75,100	75,100

Net Cash Provided by Financing Activities	158,410	75,100	233,510

Increase (Decrease) in Cash	(31,266)	48,907	17,641

Cash, Beginning of Period	48,907	–	–

Cash, End of Period	17,641	48,907	17,641

Supplemental Disclosures:

Interest paid	–	–	–
Income taxes paid	–	–	–

(The accompanying notes are an integral part of these financial statements)

F–5

MARILYNJEAN MEDIA INC.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(Expressed in Canadian dollars)

1.

Nature of Operations

MarilynJean Media Inc. (the “Company”) was incorporated in the province of British Columbia, Canada on September 1, 2011. The Company is based in Vancouver, British Columbia, Canada. The Company is a development stage company, as defined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915, “Development Stage Entities,” in the business of selling children’s products via the internet.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize it assets and discharge its liabilities in the normal course of business. As at December 31, 2012, the Company has a working capital deficiency of $76,656, has not generated significant revenues, and has an accumulated deficit of $206,503. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.

Summary of Significant Accounting Principles

(a)

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in Canadian dollars.

(b)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

(c)

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

(d)

Foreign Currency Translation

The Company’s functional and reporting currency is the Canadian dollar. Foreign exchange items are translated to Canadian dollars in accordance with ASC 830, “Foreign Currency Translation Matters”, using the exchange rate prevailing at the balance sheet date. Monetary assets and liabilities are translated using the exchange rate at the balance sheet date. Non-monetary assets and liabilities are translated at historical rates. Revenues and expenses are translated at average rates for the period. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in United States dollars.

F–6

MARILYNJEAN MEDIA INC.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(Expressed in Canadian dollars)

2.

Summary of Significant Accounting Principles (continued)

(e)

Financial Instruments

Pursuant to ASC 820, “Fair Value Measurements and Disclosures”, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, amounts receivable, accounts payable, accrued liabilities, and loans payable. Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

(f)

Loss per Share

The Company computes net loss per share in accordance with ASC 260, “Earnings per Share”. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

(g)

Comprehensive Loss

ASC 220, “Comprehensive Income”, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at December 31, 2012 and 2011, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

F–7

MARILYNJEAN MEDIA INC.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(Expressed in Canadian dollars)

2.

Summary of Significant Accounting Principles (continued)

(h)

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

As of December 31, 2012 and 2011, the Company did not have any amounts recorded pertaining to uncertain tax positions.

The Company files federal and provincial income tax returns in Canada. The Company may be subject to a reassessment of federal and provincial income taxes by Canadian tax authorities for a period of three years from the date of the original notice of assessment in respect of any particular taxation year. Tax authorities of Canada have not audited any of the Company’s income tax returns for the open taxation years.

The Company recognizes interest and penalties related to uncertain tax positions in tax expense. During the periods ended December 31, 2012 and 2011, there were no charges for interest or penalties.

(i)

Revenue Recognition

The Company earns revenue from the sale of children’s products. The Company recognizes revenue in accordance with ASC 605, “Revenue Recognition”. Revenue is recognized when the price is fixed or determinable, persuasive evidence of an arrangement exists, the goods have been shipped, and collectability is reasonably assured.

(j)

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.

Restricted Cash

Restricted cash represents cash pledged as security for the Company’s credit cards.

4.

Loans Payable

(a)

On April 17, 2012, the Company entered into a loan agreement whereby the Company received proceeds of $25,767. The loan bears interest at the Bank of Canada prime rate plus 2% per annum, due on April 17, 2014, and secured by a general security agreement.

(b)

On May 28, 2012, the Company issued a promissory note for proceeds of $23,980. The note bears interest at Bank of Canada prime rate plus 2% per annum, is unsecured, and due on May 28, 2014.

(c)

On August 17, 2012, the Company entered into a loan agreement whereby the Company received proceeds of $49,745 (US$50,000). The loan bears interest at the Bank of Canada prime rate plus 2% per annum, due on August 17, 2013, and secured by a general security agreement.

(d)

On October 1, 2012, the Company entered into a secured loan agreement whereby the Company borrowed $49,745 (US$50,000). The loan is interest bearing at the Bank of Canada prime rate plus 2% per annum, due on October 1, 2013, and secured by a general security agreement.

(e)

On December 7, 2012, the Company issued a promissory note for proceeds of $10,000. The note bears interest at the Bank of Canada prime rate plus 2% per annum, is unsecured and due on December 7, 2014.

F–8

MARILYNJEAN MEDIA INC.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(Expressed in Canadian dollars)

5.

Related Party Transactions

(a)

During the year ended December 31, 2012, the Company incurred management fees of $7,500 (2011 - $nil) to the Chief Executive Officer of the Company.

(b)

During the year ended December 31, 2012, the Company incurred management fees of $7,500 (2011 - $nil) to the Chief Financial Officer of the Company.

6.

Common Stock

(a)

On September 1, 2011, the Company issued 10,000 shares of common stock at $0.01 per share for proceeds of $100.

(b)

On December 1, 2011, the Company issued 1,111 shares of common stock for proceeds of $75,000.

7.

Income Taxes

The Company has $204,771 of non-capital losses carried forward to offset taxable income in future years which expire commencing in fiscal 2031. The income tax benefit differs from the amount computed by applying the Canadian federal and provincial statutory tax rates to net loss before income taxes for the periods ended December 31, 2012 and 2011 as a result of the following:

	2012 $	2011 $

Net loss before taxes	(187,060)	(19,443)
Statutory rate	25%	26.5%

Expected tax recovery	46,765	5,152

Permanent differences and other	(433)	–
Change in tax rates	–	(291)
Change in valuation allowance	(46,332)	(4,861)

Income tax provision	–	–

The significant components of deferred income tax assets and liabilities as at December 31, 2012 and 2011 after applying enacted corporate income tax rates are as follows:

	2012 $	2011 $

Non-capital losses carried forward	51,193	4,861
Valuation allowance	(51,193)	(4,861)

Net deferred tax asset	–	–

As at December 31, 2012, the Company has non-capital losses carried forward of $204,771 which are available to offset future years’ taxable income. These losses expire as follows:

$

2031	19,443
2032	185,328

204,771

F–9